Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
The undersigned executive officers of MB Bancorp, Inc. (the “Company”) hereby certify that this Annual Report on Form 10-K for the year ended December 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered by the Report.
March 13, 2018	By:	/s/ Philip P. Phillips
Philip P. Phillips President and Chief Executive Officer (principal executive officer)
By:	/s/ John M. Wright
John M. Wright Executive Vice President and Chief Financial Officer (principal financial and accounting officer)